SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 1, 2003

Date of Report (Date of Earliest Event Reported)

The China Fund, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	811-6651	000000000

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts	02110

(Address of Principal Executive Offices)	(Zip Code)

1(888) 246-2255

(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure.

     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the Insight report of the Fund’s Listed Investment Manager.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2003

By:	/s/ Julie A. Tedesco Name: Julie A. Tedesco Title: Assistant Secretary

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